                                                                      Exhibit 99
                           SECTION 302 CERTIFICATION

     I, James L. Koenig, Chief Financial Officer, certify that:

     1. I have reviewed this quarterly report on Form 10-Q of Eye Care International, Inc.;

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

     3. Basd on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;


     Date: September 20, 2002             By: /s/ James L. Koenig
                                              ----------------------------
                                              James L. Koenig
                                              Chief Financial Officer



                           SECTION 302 CERTIFICATION

     I, Clark A. Marcus, Chief Executive Officer, certify that:

     1. I have reviewed this quarterly report on Form 10-Q of Eye Care International, Inc.;

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

     3. Basd on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;


     Date: September 20, 2002             By: /s/ Clark A. Marcus
                                              ----------------------------
                                              Clark A. Marcus
                                              Chief Executive Officer

                           SECTION 906 CERTIFICATION

     I, James L. Koenig, Chief Financial Officer of Eye Care International, Inc., certify, pursuant to 18 U.S.C.(S) 1350, as enacted by (S) 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2002 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Eye Care International, Inc.

Dated: September 20, 2002

                                    by: /s/ James L. Koenig
                                    --------------------------------------------
                                    James L. Koenig, Chief Financial Officer


                           SECTION 906 CERTIFICATION

     I, Clark A. Marcus, Chief Financial Officer of Eye Care International, Inc., certify, pursuant to 18 U.S.C.(S) 1350, as enacted by (S) 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2002 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Eye Care International, Inc.

Dated: September 20, 2002

                                    by: /s/ Clark A. Marcus
                                    --------------------------------------------
                                    Clark A. Marcus, Chief Financial Officer